Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Significant Accounting Policies

Note 2 Significant Accounting Policies

(a) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Intelsat S.A., its wholly-owned subsidiaries, and variable interest entities (“VIE”) of which we are the primary beneficiary. We are the primary beneficiary of one VIE, as more fully described in Note 10—Investments, and accordingly, we include in our consolidated financial statements the assets and liabilities and results of operations of the entity, even though we may not own a majority voting interest. We use the equity method to account for our investments in entities where we exercise significant influence over operating and financial policies but do not retain control under either the voting interest model (generally 20% to 50% ownership interest) or the variable interest model. In 2015, we entered into a joint venture agreement as further described in Note 10—Investments, and the investment is accounted for using the equity method. We have eliminated all significant intercompany accounts and transactions.

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, the reported amounts of revenues and expenses during the reporting periods, and the disclosures of contingent liabilities. Accordingly, ultimate results could differ from those estimates.

(c) Revenue Recognition

We earn revenue from providing satellite services and managed services to customers. We enter into contracts with customers to provide satellite transponders and transponder capacity and, in certain cases, earth stations and teleport facilities, for periods typically ranging from one year to the life of the satellite. Our revenue recognition policies are as follows:

Satellite Utilization Charges. We generally recognize revenues on a straight-line basis over the term of the related customer contract unless collectability is not reasonably assured. Revenues from occasional use services are recognized as the services are performed. We have certain obligations, including providing spare or substitute capacity if available, in the event of satellite service failure under certain long-term agreements. We generally are not obligated to refund satellite utilization payments previously made.

Satellite Related Consulting and Technical Services. We recognize revenue from the provision of consulting services as those services are performed. We recognize revenue for consulting services with specific deliverables, such as Transfer Orbit Support Services or training programs, upon the completion of those services.

Tracking, Telemetry and Commanding (“TT&C”). We earn TT&C services revenue from providing operational services to other satellite owners and from certain customers on our satellites. TT&C agreements entered into in connection with our satellite utilization contracts are typically for the period of the related service agreement. We recognize this revenue ratably over the term of the service agreement.

In-Orbit Backup Services. We provide back-up transponder capacity that is held on reserve for certain customers on agreed-upon terms. We recognize revenues for in-orbit protection services ratably over the term of the related agreement.

Revenue Share Arrangements. We recognize revenues under revenue share agreements for satellite-related services either on a gross or net basis in accordance with the principal versus agent considerations topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), which provides guidance and specifies when an entity should report revenue gross as a principal versus net as an agent, depending on the nature of the specific contractual relationship.

We may sell these products or services individually or in some combination to our customers. When these products and services are sold together, we account for the multiple elements under FASB ASC Topic 605-25, Revenue Recognition-Multiple Element Arrangements (“FASB ASC 605-25”). FASB ASC 605-25 provides guidance on accounting for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. We allocate revenue for transactions or collaborations that include multiple elements to each unit of accounting based on each element’s relative selling price, and recognize revenue for each unit of accounting when the applicable revenue recognition criteria have been met.

(d) Fair Value Measurements

We estimate the fair value of our financial instruments using available market information and valuation methodologies. The carrying amounts of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate their fair values because of the short maturity of these financial instruments.

FASB ASC Topic 820, Fair Value Measurements and Disclosure (“FASB ASC 820”) defines fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FASB ASC 820 requires disclosure of the extent to which fair value is used to measure financial assets and liabilities, the inputs utilized in calculating valuation measurements, and the effect of the measurement of significant unobservable inputs on earnings, or changes in net assets, as of the measurement date. FASB ASC 820 establishes a three-level valuation hierarchy based upon the transparency of inputs utilized in the measurement and valuation of financial assets or liabilities as of the measurement date. We apply fair value accounting for all financial assets and liabilities and non-financialassets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis.

The fair value hierarchy prioritizes the inputs used in valuation techniques into three levels as follows:

•	Level 1—unadjusted quoted prices for identical assets or liabilities in active markets;

•	Level 2—quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted market prices that are observable or that can be corroborated by observable market data by correlation; and

•	Level 3—unobservable inputs based upon the reporting entity’s internally developed assumptions which market participants would use in pricing the asset or liability.

(e) Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments with original maturities of three months or less, which are generally time deposits with banks and money market funds. The carrying amount of these investments approximates market value.

(f) Receivables and Allowances for Doubtful Accounts

We provide satellite services and extend credit to numerous customers in the satellite communication, telecommunications and video markets. We monitor our exposure to credit losses and maintain allowances for doubtful accounts and anticipated losses. We believe we have adequate customer collateral and reserves to cover our exposure. If we determine that the collection of payments is not reasonably assured at the time the respective service is provided, we defer recognition of the revenue until we believe collection is reasonably assured or the payment is received.

(g) Satellites and Other Property and Equipment

Satellites and other property and equipment are stated at historical cost, or in the case of certain satellites acquired, the fair value at the date of acquisition. Capitalized costs consist primarily of the costs of satellite construction and launch, including launch insurance and insurance during the period of in-orbit testing, the net present value of performance incentives expected to be payable to the satellite manufacturers (dependent on the continued satisfactory performance of the satellites), costs directly associated with the monitoring and support of satellite construction, and interest costs incurred during the period of satellite construction.

We depreciate satellites and other property and equipment on a straight-line basis over the following estimated useful lives:

Years
Buildings and improvements	10 - 40
Satellites and related costs	10 - 17
Ground segment equipment and software	4 - 15
Furniture and fixtures and computer hardware	4 - 12
Leasehold improvements(1)	2 - 12

(1)	Leasehold improvements are depreciated over the shorter of the useful life of the improvement or the remaining lease term.

(h) Other Assets

Other assets consist of investments in certain equity securities, long-term deposits, long-term receivables and other miscellaneous deferred charges and long-term assets.

(i) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with FASB ASC Topic 350, Intangibles—Goodwill and Other (“FASB ASC 350”). Goodwill represents the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date over the fair values of identifiable net assets of businesses acquired. Goodwill and certain other intangible assets deemed to have indefinite lives are not amortized but are tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. See Note 11—Goodwill and Other Intangible Assets.

Intangible assets arising from business combinations are initially recorded at fair value. We record other intangible assets at cost. We amortize intangible assets with determinable lives (consisting of backlog and customer relationships) based on the expected pattern of consumption. We review these intangible assets for impairment whenever facts and circumstances indicate that the carrying amounts may not be recoverable. See Note 11—Goodwill and Other Intangible Assets.

(j) Impairment of Long-Lived Assets

We review long-lived assets, including property and equipment and acquired intangible assets with estimable useful lives, for impairment whenever events or changes in circumstances indicate that the carrying amount of such an asset may not be recoverable. These indicators of impairment can include, but are not limited to, the following:

•	satellite anomalies, such as a partial or full loss of power;

•	under-performance of an asset compared to expectations; and

•	shortened useful lives due to changes in the way an asset is used or expected to be used.

The recoverability of an asset to be held and used is determined by comparing the carrying amount to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated undiscounted future cash flows, we record an impairment charge in the amount by which the carrying amount of the asset exceeds its fair value, which we determine by either a quoted market price, if any, or a value determined by utilizing discounted cash flow techniques.

(k) Income Taxes

We account for income taxes in accordance with FASB ASC Topic 740—Income Taxes. We are subject to income taxes in the United States as well as a number of other foreign jurisdictions. Significant judgment is required in the calculation of our tax provision and the resulting tax liabilities and in the recoverability of our deferred tax assets that arise from temporary differences between the tax and financial statement recognition of revenue and expense and net operating loss and credit carryforwards.

We regularly assess the likelihood that our deferred tax assets can be recovered. A valuation allowance is required when it is more likely than not that all or a portion of the deferred tax asset will not be realized. We evaluate the recoverability of our deferred tax assets based in part on the existence of deferred tax liabilities that can be used to realize the deferred tax assets.

During the ordinary course of business, there are transactions and calculations for which the ultimate tax determination is uncertain. We evaluate our tax positions to determine if it is more likely than not that a tax position is sustainable, based solely on its technical merits and presuming the taxing authorities have full knowledge of the position and access to all relevant facts and information. When a tax position does not meet the more likely than not standard, we record a liability or contra asset for the entire amount of the unrecognized tax benefit. Additionally, for those tax positions that are determined more likely than not to be sustainable, we measure the tax position at the largest amount of benefit more likely than not (determined by cumulative probability) to be realized upon settlement with the taxing authority.

(l) Foreign Currency Translation

Our functional currency is the U.S. dollar, since substantially all customer contracts, capital expenditure contracts and operating expense obligations are denominated in U.S. dollars. Transactions not denominated in U.S. dollars have been translated using the spot rates of exchange at the dates of the transactions. We recognize differences on exchange arising on the settlement of the transactions denominated in currencies other than the U.S. dollar in the consolidated statement of operations.

(m) Comprehensive Income

Comprehensive income consists of net income or loss and other gains and losses affecting shareholders’ equity that, under U.S. GAAP, are excluded from net income or loss. Such items consist primarily of the change in the market value of available-for-sale securities and pension liability adjustments.

(n) Share-Based Compensation

Compensation cost is recognized based on the requirements of FASB ASC Topic 718, Compensation—Stock Compensation (“FASB ASC 718”), for all share-based awards granted.

Awards are measured at the grant date based on the fair value as calculated using the Black-Scholes option pricing model for share options, a Monte Carlo simulation model for awards with market conditions, or the closing market price at the grant date for awards of shares or restricted shares units. The expense is recognized over the requisite service period, based on attainment of certain vesting requirements.

The determination of the value of certain awards requires considerable judgment, including estimating expected volatility, expected term and risk-free rate. The Company’s expected volatility is based on the average volatility rates of similar actively-traded companies over the range of each award’s estimated expected term, which is based on the midpoint between the expected vesting time and the remaining contractual life. The risk-free rate is derived from the applicable Constant Maturity Treasury rate.

(o) Deferred Satellite Performance Incentives

The cost of satellite construction may include an element of deferred consideration that we are obligated to pay to satellite manufacturers over the lives of the satellites, provided the satellites continue to operate in accordance with contractual specifications. Historically, the satellite manufacturers have earned substantially all of these payments. Therefore, we account for these payments as deferred financing. We capitalize the present value of these payments as part of the cost of the satellites and record a corresponding liability to the satellite manufacturers. Interest expense is recognized on the deferred financing and the liability is reduced as the payments are made.

(p) Derivative Instruments

We enter into derivative transactions primarily to manage our exposure to fluctuations in foreign exchange rates and interest rates. We employ risk management strategies, which may include the use of foreign currency swaps, interest rate swaps and interest rate caps. We measure all derivatives at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Changes in the fair value of derivative instruments not qualifying as hedges are recognized in earnings in the current period.

(q) New Accounting Pronouncements

In May 2014, the FASB issued Accounting Standard Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which will supersede the revenue recognition requirements in FASB ASC Topic 605 – Revenue Recognition. The guidance in ASU 2014-09clarifies the principles for recognizing revenue and improves financial reporting by creating a common revenue standard for U.S. GAAP and International Financial Reporting Standards. The FASB issued several amendments to the standard, including clarification of accounting for licenses of intellectual property and identifying performance obligations.

The Company formed an implementation team to evaluate and direct the implementation of the new revenue recognition standard and related amendments. This evaluation also included the impact of the new standard on relevant controls, systems and business processes. The team assessed contracts entered into with key customers and other forms of agreements with customers globally and evaluated the provisions under the five-step model specified by the new guidance. Based on our assessment, the adoption of the new standard will impact the determination of transaction price for prepayment contracts, accounting of incremental costs for obtaining a contract, allocation of the transaction price to performance obligations in multiple element arrangements and will require additional disclosures.

We have identified all contracts with prepayment provisions and determined that certain long-term contracts with prepayments contain a significant financing component primarily due to the length of time between when payment is received and when the transfer of services to the customer occurs. Further, we currently expense sales incentives under our sales incentive program as incurred. Under the new standard, we will be required to defer and amortize a portion of these incentive costs over the life of the contract.

Lastly, prior to the adoption of the new standard, equipment revenue was required to be limited to the amount that was not contingent upon the delivery of additional items meeting other specified performance conditions. Under ASC 606, we are required to allocate the total contract revenue to various performance obligations such as equipment and service. As a result, we expect to recognize more equipment revenue upon customer acceptance, and recognize less revenue over the contract term than under previous accounting rules. More importantly, total revenue over the full contract term will be unchanged and there will be no change to customer billing, the timing of cash flows, or the presentation of cash flows.

We will adopt the new revenue standard effective January 1, 2018, using the modified retrospective transition method applied to those contracts for which not substantially all revenue was recognized under legacy GAAP. Upon adoption, we will recognize the cumulative effect as an adjustment to our opening accumulated deficit, with a corresponding increase to contract liabilities for our existing contracts with prepayment provisions. On an ongoing basis, the adjustment related to contracts with a significant financing component will result in an increase in revenue as well as an increase in interest expense. Additionally, contract acquisition costs associated with our sales incentive program in future periods will be capitalized and amortized over the respective contract life and equipment revenue will be recognized at a point in time upon customer acceptance.

Based on currently available information, we estimate the following opening balance sheet impact (all amounts are approximate, and they do not include any income tax effect):

Effect on Accumulated Deficit as of January 1, 2018:

Opening Balance Sheet Impact	Dollars in millions—increase/ (decrease)
Prepayments contracts	$345 - $355
Multiple elements arrangements	($5 - $15)
Contract acquisition costs	($5 - $10)

In January 2016, the FASB issued ASU 2016-01, Financial Instruments – Overall (Topic 825), to require equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. An entity may choose to measure equity investments that do not have readily determinable fair values at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. ASU 2016-10 is effective for interim and annual periods beginning after December 15, 2017. The amendments related to equity investments without readily determinable fair values (including disclosure requirements) should be applied prospectively to equity investments that exist as of the date of adoptions. Our cost method investments recorded in other assets in our consolidated balance sheets had a total carrying value of $29.0 million and $54.7 million as of December 31, 2016 and 2017, respectively. We are in the process of evaluating the impact that ASU 2016-01 will have on our consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), to increase transparency and comparability by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. ASU 2016-02 is effective for interim and annual periods beginning after December 15, 2018, on a modified retrospective basis with early adoption allowed. We are in the process of evaluating the impact that ASU 2016-02 will have on our consolidated financial statements and associated disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which changes how companies measure and recognize credit impairment for any financial assets. The standard will require companies to immediately recognize an estimate of credit losses expected to occur over the remaining life of the financial assets that are within the scope of the standard. ASU 2016-13 is effective for interim and annual periods beginning after December 15, 2019 for public business entities that are SEC filers, on a modified retrospective basis. Early adoption is permitted for interim and annual periods beginning after December 15, 2018. We are in the process of evaluating the impact that ASU 2016-13 will have on our consolidated financial statements and associated disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses specific issues relating to diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. Additionally, in November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force), which requires that amounts described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. ASU 2016-15 and ASU 2016-18 are effective for interim and annual periods beginning after December 15, 2017 for public business entities, on a retrospective basis. Early adoption is permitted for both standards in any interim or annual period, and for ASU 2016-15 with a condition that the entire ASU is adopted in the same period. We do not expect the adoption of ASU 2016-15 to have a material impact on our consolidated financial statements and associated disclosures. The amendments in ASU 2016-18 will change the presentation of cash flows from restricted cash from supplemental disclosure of non-cash financing activities to cash flows from financing activities in our consolidated statement of cash flows. During the year ended December 31, 2016, the amendments in ASU 2016-18 would have resulted in reclassification of $480.2 million, currently presented as debt financing and restricted cash received under supplemental disclosure of non-cash financing activities, to proceeds from issuance of long-term debt under cash flows from financing activities. During the year ended December 31, 2017, the amendments in ASU 2016-18 would have resulted in elimination of $16.2 million, currently presented as restricted cash – letters of credit collateral under supplemental disclosure of non-cash financing activities, and elimination of $16.2 million financing outflow from restricted cash for collateral.

In October 2016, the FASB issued ASU 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory, which is intended to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. The amendments in ASU 2016-16 eliminate the current requirement to defer the recognition of current and deferred income taxes for an intra-entity asset transfer until the asset has been sold to an outside party. ASU 2016-16 is effective for interim and annual periods beginning after December 15, 2017 for public business entities, on a modified retrospective basis. Early adoption is permitted as of the beginning of an annual reporting period for which interim or annual financial statements have not been issued. We plan to adopt the amendments in the first quarter of 2018 and expect the effect of ASU 2016-16 to be a cumulative benefit to accumulated deficit on January 1, 2018. Based on our existing intercompany structure, we expect the benefit to accumulated deficit to be approximately $170 million. The benefit relates to certain deferred intercompany gains/losses, mostly in connection with a series of intercompany transactions in 2011 and 2017 and related steps that reorganized the ownership of our assets among our subsidiaries.

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment, which is intended to simplify the subsequent measurement of goodwill. The amendments in ASU 2017-04 modify the concept of impairment from the condition that exists when the carrying amount of goodwill exceeds its fair value to the condition that exists when the carrying amount of a reporting unit exceeds its fair value. An entity will no longer determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities, as if that reporting unit had been acquired in a business combination. ASU 2017-04 will be effective for interim and annual goodwill impairment tests in fiscal years beginning after December 15, 2019 for public business entities, on a prospective basis. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. When adopted, we will measure impairment using the difference between the carrying amount and the fair value of the reporting unit, if required.

In March 2017, the FASB issued ASU 2017-07, Compensation-Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which is intended to improve the presentation of net periodic pension cost and net periodic postretirement benefit cost in the financial statements. ASU 2017-07 requires that an employer disaggregate the service cost component from the other components of net benefit cost and report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. ASU 2017-07 is effective for interim and annual periods beginning after December 15, 2017 for public business entities. Early adoption is permitted as of the beginning of an annual period for which interim or annual financial statements have not been issued. We are in the process of evaluating the impact that ASU 2017-07 will have on our consolidated financial statements and associated disclosures.

In May 2017, the FASB issued ASU 2017-09, Compensation-Stock Compensation (Topic 718): Scope of Modification Accounting, which is intended to clarify when to account for a change to the terms or conditions of a share-based payment award as a modification. Under ASU 2017-09 modification accounting is required only if the fair value (or calculated intrinsic value, if those amounts are being used to measure the award under ASC 718), the vesting conditions, or the classification of the award changes as a result of the change in terms or conditions.ASU 2017-09 is effective for all entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period for which financial statements have not yet been issued or made available for issuance. The amendment should be applied prospectively to an award modified on or after the adoption date. We do not anticipate this ASU will have a material impact on our consolidated financial statements and associated disclosures and will continue to evaluate the impact of ASU 2017-09 as any modifications occur.

In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220), which allows for an optional reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. Consequently, the amendments eliminate the stranded tax effects resulting from the Tax Cuts and Jobs Act for those entities that elect the optional reclassification. The amendments in this update will also require certain disclosures about stranded tax effects. ASU 2018-02 is effective for all entities for interim and annual periods beginning after December 15, 2018. We are in the process of evaluating the impact that ASU 2018-02 will have on our consolidated financial statements and associated disclosures.